UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Asia Pacific Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

November 13, 2006

To Our Shareholders:

We are pleased to submit to you our report for the period ended October 31, 2006. The net asset values per share at that date were $12.39, $12.37 and $12.40 for Class A, Class C and Class I shares, respectively.

Investment Review

The total return, including income and change in net asset value, for Cohen & Steers Asia Pacific Realty Shares and the comparative benchmarks were:

7/31/06 (commencement of operations) through 10/31/06
Cohen & Steers Asia Pacific Realty Shares—Class A	8.12%
Cohen & Steers Asia Pacific Realty Shares—Class C	7.95%
Cohen & Steers Asia Pacific Realty Shares—Class I	8.20%
FTSE EPRA NAREIT Asia Real Estate Index[a]	11.83%
S&P/Citigroup BMI Asia Pacific Property Index[a]	11.04%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance does not include the effect of sales charges. If sales charges were included, returns would have been lower.

The period was a positive one for real estate securities around the world as real estate fundamentals continued to improve. Asia Pacific real estate securities performed roughly in line with their counterparts globally, although returns varied by country. Singapore was the strongest performer in the region, with a 27% total return, boosted by a growing tourism industry, low unemployment and the beginnings of strong office rent growth. Japan (17% total return) outperformed as well, despite some political uncertainty and moderate economic growth, aided by a continued improvement in real estate fundamentals. Hong Kong was a notable underperformer (2% total return), as investors remained concerned about rising interest rates (although major lenders reduced rates by 25 basis a  The FTSE EPRA NAREIT Asia Real Estate Index is an unmanaged portfolio of approximately 89 constituents from 5 countries in the Asia region. The S&P/Citigroup BMI Asia Pacific Property Index is an unmanaged portfolio of approximately 187 constituents from 5 countries in the Asia Pacific region.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

points shortly after the end of the period), as well as the potential negative impact on office rents from new construction on the periphery of the Hong Kong central market.

Factors that aided the fund's performance included good stock selection in Singapore, where we were overweight several top-performing REITs and property companies, including K-REIT Asia and Singapore Land, both office owners. The fund's underweighting in Australia was also beneficial, as that market underperformed the broader region with a 9.7% total return. However, these factors were offset by the fund's underweight in Japan and its overweight in Hong Kong, where we believe shorter-term concerns trumped longer-term drivers such as attractive valuations.

Investment Outlook

Our view on Asia Pacific real estate securities remains favorable. The region's estimated 2007 GDP growth of 4.6% exceeds projected growth in the U.S. and Europe, paced by a 9% forecast for China. Singapore, notably, reported third quarter GDP growth at 7.1%, year over year, above a consensus forecast of 6.2%. Hong Kong is projected to have GDP growth in the 4.5% to 5% range over the next several years. This potential expansion should, in our view, increase demand for nearly all property types, including office, retail, residential and industrial properties. Given various supply constraints—there are strict government regulations on new supply in Hong Kong, for example—we expect to see a longer-term trend of rent growth across the region, especially considering that occupancies in many property types are full.

We believe that real estate companies are uniquely suited to take advantage of the region's strong growth potential. They derive the majority of their income from local sources, in contrast to many industries that also have significant international operations. We would note, however, that Asia Pacific countries still have strong ties to the U.S. and Europe via financial services and global trade, and hence would not be immune to any dramatic downturns in those economies. We also note that emerging leaders in the region such as China are still emerging markets, and may experience volatility.

Nonetheless, we believe that Asia Pacific securities remain attractively valued, even in the wake of strong performance. Hong Kong is particularly compelling in our view. Real estate securities in Hong Kong trade at a nearly 20% discount to our estimates for net asset values, and we continue to overweight Hong Kong in the fund.

In addition to focusing on Hong Kong's office market we favor property companies over J-REITs in Japan, because property companies have a greater ability to create value in this recovering real estate market. We are underweight Australia, based on the market's relatively high valuations, although it remains a significant portion of the fund due to attractive real estate fundamentals and continued demand for this market's high dividend yield. Another portfolio theme is growth in China, including a select number of companies that own income properties on the mainland and regional companies that benefit indirectly from Chinese growth or own properties in China, for example property companies located in Hong Kong. Our broad theme throughout the region is our focus on the office sector, which is at an attractive point in its cycle in most markets, particularly Japan, Singapore and Hong Kong.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	DAVID J. OAKES

Portfolio Manager	Portfolio Manager

DEREK CHEUNG

Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/31/06—10/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 31, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* July 31, 2006– October 31, 2006
Class A
Actual (8.12% return)	$1,000.00	$1,081.20	$4.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,008.15	$4.60
Class C
Actual (7.95% return)	$1,000.00	$1,079.50	$6.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,006.50	$6.26
Class I
Actual (8.20% return)	$1,000.00	$1,082.00	$3.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.05	$3.71

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period since inception). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 3.00%, 3.52% and 2.85%, respectively.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OCTOBER 31, 2006

Top Ten Long-Term Holdings
(Unaudited)

Security	Market Value	% of Net Assets
1. Mitsui Fudosan Co., Ltd.	$8,003,078	9.4%
2. Mitsubishi Estate Co., Ltd.	7,900,475	9.3
3. Westfield Group	7,656,369	9.0
4. Sun Hung Kai Properties Ltd.	5,792,573	6.8
5. Hongkong Land Holdings Ltd.	5,395,600	6.3
6. Hysan Development Company Ltd.	3,658,004	4.3
7. GPT Group	2,887,396	3.4
8. AEON Mall Co., Ltd.	2,426,745	2.8
9. NTT Urban Development Corp.	2,158,950	2.5
10. Henderson Land Development Company Ltd.	2,073,368	2.4

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2006

		Number of Shares	Value
COMMON STOCK	96.8%
AUSTRALIA	26.7%
DIVERSIFIED	7.2%
GPT Group		790,000	$2,887,396
Mirvac Group		330,000	1,252,124
Stockland		340,000	1,995,654
			6,135,174
INDUSTRIAL	3.7%
ING Industrial Fund		1,050,000	1,926,970
Macquarie Goodman Group		250,000	1,281,549
			3,208,519
OFFICE	3.9%
ING Office Fund		859,874	1,058,691
Investa Property Group		550,000	1,022,141
Tishman Speyer Office Fund		650,000	1,228,119
			3,308,951
SHOPPING CENTER	11.9%
CFS Gandel Retail Trust		830,000	1,282,207
Macquarie DDR Trust		1,300,000	1,228,119
Westfield Group		530,729	7,656,369
			10,166,695
TOTAL AUSTRALIA			22,819,339
HONG KONG	32.5%
DIVERSIFIED	24.0%
Cheung Kong Holdings Ltd.		52,000	566,991
Chinese Estates Holdings Ltd.		909,000	1,090,492
Great Eagle Holdings Ltd.		750,000	2,010,685
Hang Lung Properties Ltd.		852,000	1,862,367
Henderson Land Development Company Ltd.		375,000	2,073,368
Hysan Development Company Ltd.		1,451,481	3,658,004
Kerry Properties Ltd.		326,000	1,203,029
Shanghai Real Estates Ltd.		1,300,000	329,296

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2006

		Number of Shares	Value
Sun Hung Kai Properties Ltd.		530,000	$5,792,573
Tai Cheung Holdings Ltd.		1,185,000	585,095
Wharf Holdings Ltd.		380,000	1,287,481
			20,459,381
HOTEL	0.2%
Shangri-La Asia Ltd.		90,000	195,340
OFFICE	7.0%
Champion REIT		1,155,000	573,253
Hongkong Land Holdings Ltd. (USD)		1,435,000	5,395,600
			5,968,853
SHOPPING CENTER	1.3%
Fortune REIT		420,000	315,923
Link REIT		390,963	805,332
			1,121,255
TOTAL HONG KONG			27,744,829
JAPAN	31.5%
DIVERSIFIED	27.1%
Kenedix Realty Investment Corp.		290	1,557,180
Mitsubishi Estate Co., Ltd.		330,000	7,900,475
Mitsui Fudosan Co., Ltd.		325,000	8,003,078
NTT Urban Development Corp.		250	2,158,950
Sumitomo Realty & Development Co., Ltd.		56,000	1,857,809
TOC Co., Ltd.		77,500	422,769
Tokyo Tatemono Co., Ltd.		27,000	322,278
United Urban Investment Corp.		145	866,615
			23,089,154
OFFICE	0.4%
Creed Office Investment Corp.		85	325,595

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2006

		Number of Shares	Value
SHOPPING CENTER	4.0%
AEON Mall Co., Ltd.		46,000	$2,426,745
Japan Retail Fund Investment Corp.		130	1,005,943
			3,432,688
TOTAL JAPAN			26,847,437
SINGAPORE	6.1%
DIVERSIFIED	2.5%
CapitaLand Ltd.		489,000	1,711,877
Keppel Land Ltd.		125,000	441,611
			2,153,488
INDUSTRIAL	0.5%
Mapletree Logistics Trust		670,000	430,370
OFFICE	3.1%
CapitaCommercial Trust		700,000	971,223
K-REIT Asia		819,000	1,067,941
Singapore Land Ltd.		114,000	622,430
			2,661,594
TOTAL SINGAPORE			5,245,452
TOTAL COMMON STOCK (Identified cost—$79,417,903)			82,657,057

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2006

		Principal Amount	Value
COMMERCIAL PAPER	6.6%
San Paolo U.S. Finance Co., 4.15%, due 11/1/06 (Identified cost—$5,607,000)		$5,607,000	$5,607,000
TOTAL INVESTMENTS (Identified cost—$85,024,903)	103.4%		88,264,057
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.4)%		(2,931,831)
NET ASSETS	100.0%		$85,332,226

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$85,024,903)	$88,264,057
Foreign currency (Identified cost—$600,446)	602,616
Receivable for fund shares sold	2,098,179
Receivable for investment securities sold	489,941
Dividends and interest receivable	120,634
Deferred offering costs	91,625
Total Assets	91,667,052
LIABILITIES:
Payable for investment securities purchased	6,152,400
Payable for offering costs	42,009
Payable for distribution fees	16,530
Payable to administrator	11,955
Payable for shareholder servicing fees	6,288
Payable for directors fees	1,797
Payable to investment advisor	1,633
Other liabilities	102,214
Total Liabilities	6,334,826
NET ASSETS	$85,332,226
NET ASSETS consist of:
Paid-in capital	$81,326,619
Undistributed net investment income	422,424
Undistributed net realized gain	363,968
Net unrealized appreciation	3,219,215
$85,332,226

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2006

CLASS A SHARES:
NET ASSETS	$66,266,670
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,347,403
Net asset value and redemption price per share	$12.39
Maximum offering price per share ($12.39 ÷ 0.955)[a]	$12.97
CLASS C SHARES:
NET ASSETS	$12,231,986
Shares issued and outstanding ($0.001 par value common stock outstanding)	988,801
Net asset value and offering price per share[b]	$12.37
CLASS I SHARES:
NET ASSETS	$6,833,570
Shares issued and outstanding ($0.001 par value common stock outstanding)	550,960
Net asset value, offering, and redemption price per share	$12.40

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Period July 31, 2006a Through October 31, 2006

Investment Income:
Dividend income (net of $55,040 of foreign withholding tax)	$564,894
Interest income	36,581
Total Income	601,475
Expenses:
Investment advisory fees	119,551
Professional fees	58,962
Offering costs	31,328
Custodian fees and expenses	30,441
Distribution fees—Class A	25,063
Distribution fees—Class C	6,046
Administration fees	24,696
Shareholder reporting expense	24,273
Directors' fees and expenses	13,764
Shareholder servicing fees—Class A	10,025
Shareholder servicing fees—Class C	2,015
Registration and filing fees	6,696
Transfer agent fees	5,487
Miscellaneous	3,069
Total Expenses	361,416
Reduction of Expenses	(144,918)
Net Expenses	216,498
Net Investment Income	384,977
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	389,480
Foreign currency transactions	(37,819)
Net realized gain	351,661
Net change in unrealized appreciation(depreciation) on:
Investments	3,239,154
Foreign currency translations	(19,939)
Net change in unrealized appreciation	3,219,215
Total net realized and unrealized gain on investments	3,570,876
Net Increase in Net Assets Resulting from Operations	$3,955,853

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period July 31, 2006[a] through October 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$384,977
Net realized gain	351,661
Net change in unrealized appreciation	3,219,215
Net increase in net assets resulting from operations	3,955,853
Capital Stock Transactions:
Increase in net assets from fund share transactions	81,276,098
Total increase in net assets	85,231,951
Net Assets:
Beginning of period	100,275
End of period[b]	$85,332,226

a  Commencement of operations.

b  Including undistributed net investment income of $422,424.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A	Class C	Class I
Per Share Operating Performance:	For the Period July 31, 2006[a] through October 31, 2006
Net asset value, beginning of period	$11.46	$11.46	$11.46
Income from investment operations:
Net investment income[e]	0.06	0.03	0.07
Net realized and unrealized gain on investments	0.87	0.88	0.87
Total from investment operations	0.93	0.91	0.94
Net asset value, end of period	$12.39	$12.37	$12.40
Total investment return[d]	8.12%[b]	7.95%[b]	8.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$66.3	$12.2	$6.8
Ratio of expenses to average daily net assets (before expense reduction)[c]	3.00%	3.52%	2.85%
Ratio of expenses to average daily net assets (net of expense reduction)[c]	1.80%	2.45%	1.45%
Ratio of net investment income to average daily net assets (before expense reduction)[c]	2.47%	2.49%	2.39%
Ratio of net investment income to average daily net assets (net of expense reduction)[c]	3.22%	3.10%	3.33%
Portfolio turnover rate[d]	3%	3%	3%

a  Commencement of operations.

b  Does not reflect sales charges, which would reduce return.

c  Annualized

d  Not annualized

e  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Asia Pacific Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until June 15, 2006 when it sold 100 shares each of Class A and C, and 8,550 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on July 31, 2006. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange (NYSE) but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the fund's Board of Directors.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Pursuant to an advisory agreement (the advisory agreement), the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of the fund.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the period July 31, 2006 (commencement of operations) through October 31, 2006 and through December 31, 2007, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Under a subadvisory agreement between the advisor and Cohen & Steers Asia Limited (the subadvisor), a wholly owned subsidiary of the advisor, the subadvisor provides investment research and advice on Asia Pacific real estate companies and may provide advisory services to the fund. For its services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.50% of the average daily net assets of the fund. For the period July 31, 2006 (commencement of operations) through October 31, 2006, the advisor paid the subadvisor $59,774.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the fund's average daily net assets. For the period July 31, 2006 (commencement of operations) through October 31, 2006, the fund paid the advisor $11,955 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the period July 31, 2006 (commencement of operations) through October 31, 2006, the fund has been advised that the distributor received $25,901 in sales commissions from the sale of Class A shares. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class C shares, including payments to dealers and other financial intermediaries for selling Class C shares and interest and other financing costs associated with Class C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the chief compliance officer, who received $149 from the fund for the period July 31, 2006 (commencement of operations) through October 31, 2006.

Offering Costs: The advisor incurred offering costs on behalf of the fund in the amount of $122,953, which will be reimbursed by the fund net of any operating expense waivers. Such expenses were deferred and are being amortized over a one year period from the commencement of operations.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period July 31, 2006 (commencement of operations) through October 31, 2006 totaled $80,867,269 and $1,838,845, respectively.

Note 4. Income Tax Information

As of October 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$2,687,035
Gross unrealized depreciation	(870,825)
Net unrealized appreciation	$1,816,210
Undistributed ordinary income	$2,209,336
Cost for federal income tax purposes	$86,447,847

As of October 31, 2006, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and the mark-to-market of passive foreign investment companies (PFICs) and permanent book/tax differences primarily attributable to foreign currency losses, tax adjustments on PFICs sold and non-deductible offering expenses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $49,754, net realized gain was credited $12,307 and net investment income was credited $37,447.

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

fund has authority to issue. At October 31, 2006, Cohen & Steers Capital Management Inc. owned 270,330 shares of Class I and 100 shares each of Class A and C or 3.9% of the fund. Transactions in fund shares were as follows:

	For the Period July 31, 2006[a] through October 31, 2006
	Shares	Amount
CLASS A:
Sold	5,349,521	$63,012,953
Redeemed	(2,218)	(26,763)
Net increase	5,347,303	$62,986,190
CLASS C:
Sold	988,877	$11,920,658
Redeemed	(176)	(2,057)
Net increase	988,701	$11,918,601
CLASS I:
Sold	542,412	$6,371,331
Redeemed	(2)	(24)
Net increase	542,410	$6,371,307

a  Commencement of operations.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Asia Pacific Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Asia Pacific Realty Shares, Inc. (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2006

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

TAX INFORMATION - 2006 (Unaudited)

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $54,369. The fund generated net foreign source income of $619,934 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS since 2004, Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 63	Until next election of directors	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

George Grossman, Age: 52	Until next election of directors	2006	Attorney-at-law	20	1993 to present

Richard E. Kroon, Age: 64	Until next election of directors	2008	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Until next election of directors	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 63	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

Willard H. Smith Jr. Age: 69	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward, Jr. Age: 60	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 40	Vice President	Executive Vice President of CSCM and CNS since 2004, Prior to that, Senior Vice President of CSCM.	Since 2004

David J. Oakes Age: 28	Vice President	Senior Vice President of CSCM since 2005 and Vice President and securities analyst prior thereto. Prior thereto, securities analyst at Goldman Sachs & Co.	Since 2005

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of the Investment Manager since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

David J. Oakes
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Cohen & Steers Asia Limited
12/F Citibank Tower, Citibank Plaza
No.3 Garden Road
Central, Hong Kong

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—APFAX
C—APFCX
I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Asia Pacific Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

ASIA PACIFIC REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

OCTOBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$49,000	n/a
Audit-Related Fees	—	n/a
Tax Fees	—	n/a
All Other Fees	—	n/a

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$50,000	$65,000
Tax Fees	—	n/a
All Other Fees	—	n/a

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $50,000.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

By:	/s/ Adam M. Derechin

     Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

     Name:  Adam M. Derechin

Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

     Name:  James Giallanza

Title: Treasurer
(principal financial officer)

Date: January 3, 2007